Elizabeth Gioia Vice President, Corporate Counsel Prudential
One Corporate Drive Shelton, CT 06484-6208 Tel 203 402-1624 elizabeth.gioia@prudential.com

September 15, 2022

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

RE:   Everlake Financial Advisors Separate Account I ("Registrant")
File No. 811-09327

Members of the Commission:

Prudential, on behalf of Everlake Life Insurance Company and Everlake Financial Advisors Separate Account I, hereby submits, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the semi-annual reports for the following underlying funds for the period ended June 30, 2022, have been submitted to contract owners.

Fund Company	1940 Act Registration No.
Advanced Series Trust	811-05186
AB Variable Products Series Fund, Inc.	811-05398
American Century Variable Portfolios, Inc.	811-05188
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	811-07044
BNY Mellon Stock Index Fund, Inc.	811-05719
BNY Mellon Variable Investment Fund	811-05125
Deutsche DWS Variable Series I	811-04257
Deutsche DWS Variable Series II	811-05002
Federated Hermes Insurance Series	811-08042
Variable Insurance Products Fund	811-03329
Variable Insurance Products Fund II	811-05511
Variable Insurance Products Fund III	811-07205
Variable Insurance Products Fund V	811-05361
Franklin Templeton Variable Insurance Products Trust	811-05583
Goldman Sachs Variable Insurance Trust	811-08361
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
Janus Aspen Series	811-07736
Lazard Retirement Series, Inc.	811-08071
Legg Mason Partners Variable Equity Trust	811-21128
Lord Abbett Series Fund, Inc.	811-05876
MFS Variable Insurance Trust	811-08326
MFS Variable Insurance Trust II	811-03732
Morgan Stanley Variable Insurance Fund, Inc.	811-07607

Fund Company	1940 Act Registration No.
Morgan Stanley Variable Investment Series	811-03692
Neuberger Berman Advisers Management Trust	811-04255
PIMCO Variable Insurance Trust	811-08399
Putnam Variable Trust	811-05346
Rydex Variable Trust	811-08821
Some of the funds included in each Fund Company’s semi-annual report filings may not be available under every contract offered by the Registrant. We understand that the funds have filed or will file these reports with the Commission.

You may direct any questions regarding this filing to the undersigned at (203) 402-1624.

Very truly yours,

/s/Elizabeth Gioia
Elizabeth Gioia
Vice President, Corporate Counsel
Prudential